Intangible assets	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
Intangible assets
Intangible assets

(In $ million)	Goodwill	Trademarks	Customer relationships	Technology & software	Other	Total
As of December 31, 2018
Cost	5,456	1,764	3,299	891	103	11,513
Accumulated amortization	—	(87)	(1,344)	(622)	(27)	(2,080)
Accumulated impairment losses	(206)	—	—	—	(5)	(211)
Carrying amount as of December 31, 2018	5,250	1,677	1,955	269	71	9,222
As of December 31, 2017
Cost	5,465	1,763	3,321	883	102	11,534
Accumulated amortization	—	(83)	(1,189)	(573)	(24)	(1,869)
Accumulated impairment losses	—	—	—	—	(6)	(6)
Carrying amount as of December 31, 2017	5,465	1,680	2,132	310	72	9,659
Carrying amount as of January 1, 2018	5,465	1,680	2,132	310	72	9,659
Additions	—	—	—	20	2	22
Disposals	(3)	—	(3)	—	—	(6)
Amortization for the year	—	(3)	(166)	(61)	(3)	(233)
Impairment losses	(206)	—	—	—	—	(206)
Effect of movements in exchange rates	(6)	—	(8)	—	—	(14)
Carrying amount as of December 31, 2018	5,250	1,677	1,955	269	71	9,222
Carrying amount as of January 1, 2017	5,431	1,684	2,322	385	80	9,902
Additions	—	—	—	10	2	12
Disposals	(1)	—	—	(4)	—	(5)
Amortization for the year	—	(4)	(168)	(80)	(3)	(255)
Impairment losses	—	—	—	—	(5)	(5)
Transfers to assets held for sale	19	—	(42)	—	(2)	(25)
Other transfers	—	—	—	(1)	—	(1)
Effect of movements in exchange rates	16	—	20	—	—	36
Carrying amount as of December 31, 2017	5,465	1,680	2,132	310	72	9,659

During the year ended December 31, 2018, goodwill disposals were related to certain Graham Packaging businesses. During the year ended December 31, 2017, goodwill disposals were related to certain Graham Packaging and Closures businesses.

Amortization expense related to intangible assets is recognized in the following components in the statements of comprehensive income:

	For the year ended December 31,
(In $ million)	2018	2017	2016
Cost of sales	42	42	41
General and administration expenses	191	213	221
Total amortization expense	233	255	262

Refer to note 15 for details of security granted over the Group's intangible assets.

13.1    Impairment testing for indefinite life intangible assets

Goodwill, certain trademarks and certain other intangible assets are the only intangibles with indefinite useful lives and therefore are not subject to amortization. Instead, they are tested for impairment at least annually (as of December 31) as well as whenever there is an indication that they may be impaired. Goodwill is tested at the segment level, which is the lowest level within the Group at which goodwill is monitored for internal management purposes. Indefinite life intangible assets are tested at a CGU or group of CGUs that supports the indefinite life intangible assets.

The aggregate carrying amounts of goodwill and indefinite life intangible assets allocated to each segment for purposes of impairment testing are as follows:

	As of December 31,
	2018			2017
(In $ million)	Goodwill	Trademarks	Other	Goodwill	Trademarks	Other
Reynolds Consumer Products	1,913	850	—	1,913	850	—
Pactiv Foodservice	1,696	526	59	1,697	526	59
Graham Packaging	1,200	251	—	1,412	251	—
Evergreen	67	34	—	67	34	—
Closures	374	—	—	376	—	—
Total	5,250	1,661	59	5,465	1,661	59

An impairment loss is recognized if the carrying amount of an asset or CGU exceeds its recoverable amount. The recoverable amount of an asset or CGU is the greater of its value in use and its fair value less costs to dispose.

For goodwill and certain indefinite lived trademarks the estimated fair value has been determined at the segment level using the 2018 Adjusted EBITDA or forecasted 2019 Adjusted EBITDA expected to be generated multiplied by an earnings multiple. The key assumptions in developing the forecasted Adjusted EBITDA include management's assessment of future trends in the segment's industry and are based on both external and internal sources. The forecasted 2019 Adjusted EBITDA has been prepared using certain key assumptions including selling prices, sales volumes and costs of raw materials. Earnings multiples reflect recent sale and purchase transactions and comparable company EBITDA trading multiples in the same industry. The earnings multiples applied for December 31, 2018 ranged between 7.5x and 10x. Costs to dispose were estimated to be 1% to 1.5% of the fair value of each segment depending on the magnitude of the fair value.

Based on the results of testing, with the exception of Graham Packaging, the recoverable amounts for goodwill and indefinite life intangible assets exceeded the carrying values and no impairment was recognized.

In performing the annual impairment test for goodwill as of December 31, 2018 and in conjunction with the Group's 2019 budgeting process, the Group determined that a goodwill impairment charge of $206 million arose in respect of Graham Packaging. The recognition of this expense was triggered by the lower than expected performance of Graham Packaging during the year ended December 31, 2018, particularly during the three months ended December 31, 2018, and lower near term earnings expectations. The estimated recoverable amount has been determined using a fair value less costs of disposal methodology. This estimate of fair value represents a Level 3 hierarchy, which includes inputs that are not based on observable market data. The impairment charge has been recognized in net other income (expenses) in the statement of comprehensive income. As a result of the impairment, the carrying value of Graham Packaging is the same as its recoverable amount ($2.9 billion). A reasonably possible unexpected deterioration in financial performance or adverse change in capitalization multiple may result in a further impairment.

For all of the Group's segments, there can be no assurances that sustained declines in macroeconomic or business conditions affecting the industries in which the Group operates and its businesses will not occur, and were they to occur, that future declines will not result in additional impairments in future periods.

The estimated fair value less cost to dispose of the Reynolds® and Hefty® trademarks is first evaluated at the trademark level using the relief from royalty method. The royalty rates were based on observed royalty rates in the market, arm's-length royalty agreements, profit split analysis and previous transactions. The royalty rates applied ranged between 1% and 7%. The growth rates used to estimate future revenues were based on past performance, external market growth assumptions and the Group's experience of growth rates achievable in the Group's key markets. The revenue growth rates applied ranged up to 6%. The discount rate of 8.3% was based on market factors and costs to dispose were estimated to be 1.5% of the fair value of each asset.